Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 19 — SUBSEQUENT EVENTS

Springview Holdings Ltd 2026 Equity Incentive Plan.

On March 27, 2026, the Company’s Board of Directors adopted the 2026 Equity Incentive Plan. The plan authorizes the grant of options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards and performance compensation awards to eligible persons. An aggregate of 400,000 Class A ordinary shares (par value US$0.0008 per share) are reserved for issuance under the plan, subject to adjustment. The plan has a term of ten years from its effective date.

The Company evaluated all events and transactions that occurred up through April 28, 2026, which is the date that the consolidated financial statements are available to be issued, there were no other material subsequent events that require disclosure in these consolidated financial statements.